DATATAB, INC. AND SUBSIDIARIES

                               EQUIPMENT AND IMPROVEMENTS

COLUMN A           COLUMN B     COLUMN C     COLUMN D      COLUMN E     COLUMN F
--------           --------     --------     --------      --------     --------
                                               SALES,
                                              DISPOSALS
                    BALANCE AT                  AND          FULLY      BALANCE
                    BEGINNING   ADDITIONS   ABANDONMENT   DEPRECIATED    AT END
CLASSIFICATION      OF YEAR      AT COST     OF ASSETS      ASSETS       OF YEAR
--------------      -------      -------     ---------      ------       -------
Year ended
 December 31, 2000:
  Computers
   & other data
   processing
   equipment      $ 118,033    $     -       $    -       $     -      $ 118,033

  Furniture
   & improvements     8,647          -           -              -          8,647
                 ----------    ----------   ---------     ---------    ---------
                 $  126,680    $     -      $    -        $     -      $ 126,680
                 ==========    ==========   =========     =========    =========
Year ended
 December 31, 1999:
  Computers
   & other data
   processing
   equipment     $  118,033    $     -      $     -       $     -      $ 118,033

  Furniture
   & improvements     8,647          -            -             -          8,647
                  ----------    ---------    ---------     ---------    --------
                 $  126,680    $     -      $     -       $     -      $ 126,680
                 ==========    =========    =========     =========    =========
Year ended
 December 31, 1998:
  Computers
   & other data
   processing
   equipment     $  118,033    $     -      $    -        $     -      $ 118,033

  Furniture
   & improvements     8,647          -           -              -          8,647
                 ----------    ---------    ---------     ----------   ---------

                 $  126,680    $    -            -        $     -      $ 126,680
                 ==========    =========    =========     ==========   =========

            The notes to financial statements are made a part hereof.

                        DATATAB, INC. AND SUBSIDIARIES
                        DEPRECIATION AND AMORTIZATION OF
                           EQUIPMENT AND IMPROVEMENTS

COLUMN A          COLUMN B     COLUMN C     COLUMN D     COLUMN E     COLUMN F
--------          --------     --------     --------     --------     --------
                                              SALES,
                                            DISPOSALS
                  BALANCE AT   ADDITIONS       AND         FULLY       BALANCE
                  BEGINNING    CHARGED TO  ABANDONMENTS  DEPRECIATED   AT END
CLASSIFICATION     OF YEAR     OPERATIONS   OF ASSETS       ASSETS     OF YEAR
--------------     -------     ----------   ---------       ------     -------
Year ended
December 31, 2000:
 Computers
  & other
  data
  processing
  equipment      $ 117,054    $      524    $     -      $     -     $  117,578

  Furniture
   & improvements    8,182           130          -            -          8,312
                ----------    ----------    ---------    ---------   ----------
                $  125,236    $      654    $     -      $     -     $  125,890
                ==========    ==========    =========    =========   ==========
Year ended
December 31, 1999:
 Computers
  & other
  data
  processing
  equipment     $  115,749    $    1,305    $     -      $     -      $  117,054

  Furniture
   & improve-
   ments             8,052           130          -            -           8,182
                ----------    ----------    ----------   ---------    ----------
                $  123,801    $    1,435    $     -      $     -      $  125,236
                ==========    ==========    ==========   =========    ==========
Year ended
December 31, 1998:
 Computers
  & other
  data
  processing
  equipment     $  114,202    $    1,547    $     -      $     -      $  115,749

 Furniture
  & improve-
  ments              7,848           204          -            -           8,052
                ----------    ----------    ----------   ----------   ----------
                $  122,050    $    1,751    $     -      $     -      $  123,801
                ==========
                The notes to financial statements are made a part hereof.


                                     IV - 6